UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2006

ALTERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16617	77-0016691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Innovation Drive, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 544-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Retirement of Director.

On March 13, 2006, Charles M. Clough notified the Board of Directors of Altera Corporation (the “Company”) that he intends to retire and will not seek re-election to the Company’s Board of Directors at the Company’s next annual meeting of stockholders on May 9, 2006.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Bylaws.

On March 13, 2006, the Company’s Board of Directors voted to amend Sections 2.7 and 3.3 of the Company’s bylaws to provide that directors will be elected by a majority of the votes cast in uncontested elections. A majority of votes cast means that the number of shares entitled to vote on the election of directors and represented in person or by proxy at annual stockholder meetings casting their vote “for” a director must exceed the number of such votes cast “against” that director. In contested elections, when the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of the votes cast.

If a nominee for director, who is not serving as a director of the Company at the time of such election, does not receive a majority of the votes cast at a meeting of stockholders for the election of directors, such nominee shall not be elected. If a nominee for director, who is serving as a director of the Company at the time of such election, does not receive a majority of the votes cast at a meeting of stockholders for the election of directors, such nominee shall tender his or her resignation to the Company’s Board of Directors. The Company’s Nominating and Governance Committee shall then make a recommendation to the Company’s Board of Directors as to whether to accept or reject the resignation. The Company’s Board of Directors will act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision and the reasons for it within 90 days from the date that the election results are certified. The director who tenders his or resignation will not participate in the Board’s decision.

The amended bylaws are effective as of March 13, 2006 and are attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 8.01 Other Events.

The Company’s press release announcing the bylaw amendments is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.2	Altera Corporation Bylaws, as amended on March 13, 2006.

99.1	Press Release dated March 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERA CORPORATION

/s/ Katherine E. Schuelke
Katherine E. Schuelke Vice President, General Counsel and Secretary

Date: March 15, 2006

EXHIBIT INDEX

Exhibit No.	Description
3.2	Altera Corporation Bylaws, as amended on March 13, 2006.

99.1	Press Release dated March 15, 2006.